Exhibit 99.1 Transformational Combination with Energen August 14, 2018 1Exhibit 99.1 Transformational Combination with Energen August 14, 2018 1

Forward Looking Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Diamondback Energy, Inc. (the “Company” or “Diamondback”) expects, believes or anticipates will or may occur in the future are forward-looking statements. The words“believe,”“expect,”“may,”“estimates,”“will,”“anticipate,” “plan,”“intend,”“foresee,”“should,”“would,”“could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company’s acquisitions, drilling programs, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the factors discussed or referenced in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Forms 10-K, 10-Q and 8-K and any amendments thereto, financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company’s business plan, impact of compliance with legislation and regulations, successful results from the Company’s identified drilling locations, the Company’s ability to replace reserves and efficiently develop and exploit its current reserves, the Company’s ability to successfully identify, complete and integrate acquisitions of properties or businesses and other important factors that could cause actual results to differ materially from those projected. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The presentation contains the Company’s updated 2018 production guidance. The actual levels of production, capital expenditures and expenses may be higher or lower than these estimates due to, among other things, uncertainty in drilling schedules, changes in market demand and unanticipated delays in production. These estimates are based on numerous assumptions, including assumptions related to number of wells drilled, average spud to release times, rig count, and production rates for wells placed on production. All or any of these assumptions may not prove to be accurate, which could result in actual results differing materially from estimates. If any of the rigs currently being utilized or intended to be utilized becomes unavailable for any reason, and the Company is not able to secure a replacement on a timely basis, we may not be able to drill, complete and place on production the expected number of wells. Similarly, average spud to release times may not be maintained in 2018. No assurance can be made that new wells will produce in line with historic performance, or that existing wells will continue to produce in line with expectations. Our ability to fund our 2018 and future capital budgets is subject to numerous risks and uncertainties, including volatility in commodity prices and the potential for unanticipated increases in costs associated with drilling, production and transportation. In addition, our production estimate assumes there will not be any new federal, state or local regulation of portions of the energy industry in which we operate, or an interpretation of existing regulation, that will be materially adverse to our business. For additional discussion of the factors that may cause us not to achieve our production estimates, see the Company’s filings with the SEC, including its forms 10-K, 10-Q and 8-K and any amendments thereto. We do not undertake any obligation to release publicly the results of any future revisions we may make to this prospective data or to update this prospective data to reflect events or circumstances after the date of this presentation. Therefore, you are cautioned not to place undue reliance on this information. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of December 31, 2017 contained in this presentation were prepared by Ryder Scott Company, L.P., an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC. This presentation also contains the Company’s internal estimates of its potential drilling locations, which may prove to be incorrect in a number of material ways. Actual number of locations that may be drilled may differ substantially. Non-GAAP Financial Measures Consolidated Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We define Consolidated Adjusted EBITDA as net income (loss) plus non-cash (gain) loss on derivative instruments, net, interest expense, net depreciation, depletion and amortization expense, impairment of oil and natural gas properties, non-cash equity based compensation expense, capitalized equity-based compensation expense, asset retirement obligation accretion expense, income tax (benefit) provision and non-controlling interest in net income (loss). Consolidated Adjusted EBITDA is not a measure of net income (loss) as determined by United States’ generally accepted accounting principles, or GAAP. Management believes Consolidated Adjusted EBITDA is useful because it allows it to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We add the items listed above to net income (loss) in arriving at Consolidated Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income (loss) as determined in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from Consolidated Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Consolidated Adjusted EBITDA. Our computations of Consolidated Adjusted EBITDA may not be comparable to other similarly titled measures of other companies or to similar measures in our revolving credit facility and the indenture governing our senior notes. For a reconciliation of Consolidated Adjusted EBITDA to net income (loss), and other non-GAAP financial measures, please refer to filings we make with the SEC. 2Forward Looking Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Diamondback Energy, Inc. (the “Company” or “Diamondback”) expects, believes or anticipates will or may occur in the future are forward-looking statements. The words“believe,”“expect,”“may,”“estimates,”“will,”“anticipate,” “plan,”“intend,”“foresee,”“should,”“would,”“could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company’s acquisitions, drilling programs, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the factors discussed or referenced in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Forms 10-K, 10-Q and 8-K and any amendments thereto, financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company’s business plan, impact of compliance with legislation and regulations, successful results from the Company’s identified drilling locations, the Company’s ability to replace reserves and efficiently develop and exploit its current reserves, the Company’s ability to successfully identify, complete and integrate acquisitions of properties or businesses and other important factors that could cause actual results to differ materially from those projected. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The presentation contains the Company’s updated 2018 production guidance. The actual levels of production, capital expenditures and expenses may be higher or lower than these estimates due to, among other things, uncertainty in drilling schedules, changes in market demand and unanticipated delays in production. These estimates are based on numerous assumptions, including assumptions related to number of wells drilled, average spud to release times, rig count, and production rates for wells placed on production. All or any of these assumptions may not prove to be accurate, which could result in actual results differing materially from estimates. If any of the rigs currently being utilized or intended to be utilized becomes unavailable for any reason, and the Company is not able to secure a replacement on a timely basis, we may not be able to drill, complete and place on production the expected number of wells. Similarly, average spud to release times may not be maintained in 2018. No assurance can be made that new wells will produce in line with historic performance, or that existing wells will continue to produce in line with expectations. Our ability to fund our 2018 and future capital budgets is subject to numerous risks and uncertainties, including volatility in commodity prices and the potential for unanticipated increases in costs associated with drilling, production and transportation. In addition, our production estimate assumes there will not be any new federal, state or local regulation of portions of the energy industry in which we operate, or an interpretation of existing regulation, that will be materially adverse to our business. For additional discussion of the factors that may cause us not to achieve our production estimates, see the Company’s filings with the SEC, including its forms 10-K, 10-Q and 8-K and any amendments thereto. We do not undertake any obligation to release publicly the results of any future revisions we may make to this prospective data or to update this prospective data to reflect events or circumstances after the date of this presentation. Therefore, you are cautioned not to place undue reliance on this information. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of December 31, 2017 contained in this presentation were prepared by Ryder Scott Company, L.P., an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC. This presentation also contains the Company’s internal estimates of its potential drilling locations, which may prove to be incorrect in a number of material ways. Actual number of locations that may be drilled may differ substantially. Non-GAAP Financial Measures Consolidated Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We define Consolidated Adjusted EBITDA as net income (loss) plus non-cash (gain) loss on derivative instruments, net, interest expense, net depreciation, depletion and amortization expense, impairment of oil and natural gas properties, non-cash equity based compensation expense, capitalized equity-based compensation expense, asset retirement obligation accretion expense, income tax (benefit) provision and non-controlling interest in net income (loss). Consolidated Adjusted EBITDA is not a measure of net income (loss) as determined by United States’ generally accepted accounting principles, or GAAP. Management believes Consolidated Adjusted EBITDA is useful because it allows it to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We add the items listed above to net income (loss) in arriving at Consolidated Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income (loss) as determined in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from Consolidated Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Consolidated Adjusted EBITDA. Our computations of Consolidated Adjusted EBITDA may not be comparable to other similarly titled measures of other companies or to similar measures in our revolving credit facility and the indenture governing our senior notes. For a reconciliation of Consolidated Adjusted EBITDA to net income (loss), and other non-GAAP financial measures, please refer to filings we make with the SEC. 2

Important Information for Investors and Shareholders FORWARD-LOOKING STATEMENTS AND OTHER DISCLAIMERS No Offer or Solicitation This communication relates to a proposed acquisition by Diamondback Energy, Inc. (“Diamondback”) of Energen Corporation (“Energen”). This communication is for information purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Diamondback and Energen. Additional Information and Where to Find It In connection with the proposed transaction, Diamondback intends to file with the Securities and Exchange Commission (the SEC ) a registration statement on Form S-4 that will include a joint proxy statement of Diamondback and Energen that also constitutes a prospectus of Diamondback. Each of Diamondback and Energen also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus of for Diamondback and/or Energen (if and when available) will be mailed to shareholders of Diamondback and/or Energen, as applicable. INVESTORS AND SECURITY HOLDERS OF DIAMONDBACK AND ENERGEN ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Diamondback and Energen, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback's website at http://www.diamondbackenergy.com or by contacting Diamondback's Investor Relations Department by email at IR@Diamondbackenergy.com, alawlis@diamondbackenergy.com, or by phone at 432-221-7467. Copies of the documents filed with the SEC by Energen will be available free of charge on Energen website at http://www.energen.com or by phone at 205-326-2634. Participants in Solicitation Diamondback, Energen and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Energen is set forth in Energen’s proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 22, 2018. Information about the directors and executive officers of Diamondback is set forth in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 27, 2018. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Diamondback or Energen using the sources indicated above. Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical facts, that address activities that Diamondback or Energen assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including this proposed transaction and the previously announced Ajax transaction. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of Diamondback or Energen. These include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Diamondback may not approve the issuance of new shares of common stock in the proposed transaction or that shareholders of Energen may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Diamondback’s common stock or Energen’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Diamondback and Energen to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Diamondback’s or Energen’s control, including those detailed in Diamondback’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at http://www.diamondbackenergy.com and on the SEC’s website at http://www.sec.gov, and those detailed in Energen’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Energen’s website at http://www.energen.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Diamondback or Energen believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Diamondback and Energen undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. 3Important Information for Investors and Shareholders FORWARD-LOOKING STATEMENTS AND OTHER DISCLAIMERS No Offer or Solicitation This communication relates to a proposed acquisition by Diamondback Energy, Inc. (“Diamondback”) of Energen Corporation (“Energen”). This communication is for information purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Diamondback and Energen. Additional Information and Where to Find It In connection with the proposed transaction, Diamondback intends to file with the Securities and Exchange Commission (the SEC ) a registration statement on Form S-4 that will include a joint proxy statement of Diamondback and Energen that also constitutes a prospectus of Diamondback. Each of Diamondback and Energen also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus of for Diamondback and/or Energen (if and when available) will be mailed to shareholders of Diamondback and/or Energen, as applicable. INVESTORS AND SECURITY HOLDERS OF DIAMONDBACK AND ENERGEN ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Diamondback and Energen, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback's website at http://www.diamondbackenergy.com or by contacting Diamondback's Investor Relations Department by email at IR@Diamondbackenergy.com, alawlis@diamondbackenergy.com, or by phone at 432-221-7467. Copies of the documents filed with the SEC by Energen will be available free of charge on Energen website at http://www.energen.com or by phone at 205-326-2634. Participants in Solicitation Diamondback, Energen and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Energen is set forth in Energen’s proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 22, 2018. Information about the directors and executive officers of Diamondback is set forth in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 27, 2018. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Diamondback or Energen using the sources indicated above. Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical facts, that address activities that Diamondback or Energen assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including this proposed transaction and the previously announced Ajax transaction. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of Diamondback or Energen. These include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Diamondback may not approve the issuance of new shares of common stock in the proposed transaction or that shareholders of Energen may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Diamondback’s common stock or Energen’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Diamondback and Energen to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Diamondback’s or Energen’s control, including those detailed in Diamondback’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at http://www.diamondbackenergy.com and on the SEC’s website at http://www.sec.gov, and those detailed in Energen’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Energen’s website at http://www.energen.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Diamondback or Energen believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Diamondback and Energen undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. 3

Transaction Overview

Transaction Details

Consideration: All Stock

- 0.6442 shares of Diamondback per share of Energen
- $9.2bn transaction value (incl. Energen net debt of $0.8bn)

Accretive on All Metrics

- 2019+ Cash Flow per share
- 2019+ Earnings per share
- Pro forma free cash flow generation
- NAV, acreage

Significant Primary and Secondary Synergies

- Capital productivity: Midland and Delaware well costs
- Cash costs, primarily G&A and interest expense
- High Grading pro forma acreage, adjacent acreage
- Substantial mineral drop down opportunity
- Complementary midstream assets

Conditions and Timing

- Subject to approval by Diamondback and Energen shareholders and regulatory approval
- Closing expected in Q4 2018

Diamondback Pro Forma Acreage



Diamondback
Energen
Quinn Ranch

	Diamondback Energy	Energen	PF Diamondback Energy
Enterprise Value ($bn)[1]	$17.8	$9.2	$27.0
Q2 2018 Production (mboepd)[2]	124.7	90.4	215.1
Net Permian Acreage[3]	211,000	179,000	390,000
Tier One Permian Acreage[4]	170,000	89,000	259,000
Tier One Permian Acreage (incl. Quinn)[4]	170,000	96,000	266,000
Net Locations	3,170	3,901	7,072

Strategic combination with Energen creates best-in-class pure-play producer with deliverable synergies

Source: Company data, public filings, and FactSet. Market data as of 8/13/2018.
(1) Gives effect to previously announced transaction with Ajax Resources, LLC.
(2) Diamondback current production includes Ajax. Energen current production excludes 7 mboepd attributable to CBP.
(3) Midland and Delaware only. Energen acreage includes 11,000 Quinn Ranch net acres.
(4) IRR greater than 50% at $60 WTI in at least one zone.

4

DIAMONDBACK Energy

Strategic Rationale

Creation of "Must-Own" Large Cap Permian Pure Play	◆ ~390,000 core Midland / Delaware net acres[1] ◦ Tier One Midland Basin: 139,000 acres ◦ Tier One Delaware Basin: 127,000 acres ◆ Balanced exposure to Midland and Delaware Basins ◆ Industry-leading depth of Tier One inventory ◆ Best-in-class corporate returns
Pro Forma Capital Strategy	◆ Significant multi-year production growth within cash flow ◆ Maintained fortress balance sheet, credit-enhancing transaction ◆ Committed to quarterly dividend of $0.125 ($0.50 annually) ◆ Sustainable and growing return of capital ◆ On track to increase and accelerate capital return program in 2019
Synergies & Earnings Potential of Combined Company	◆ Significant benefits from scale and capital productivity ◆ Operational efficiencies and development optimization ◆ Ownership of Viper (59%) provides access to minerals monetization opportunities ◆ Significant opportunities to trade and block-up acreage ◆ "Grow-and-Prune" strategy high grades pro forma inventory and returns
Expanding Into a New Peer Group	◆ 8th-largest US Large Cap Independent by Enterprise Value ◆ Enters new peer group including COP, EOG, OXY, APC, PXD, CXO, CLR, APA, HES, DVN, MRO, NBL, and ECA ◆ Would rank ~250th in the current S&P 500 ◆ Credit profile consistent with US Large Cap Independent peer group, which is primarily Investment Grade



Synergies
+
Capital Productivity
+
Financial Flexibility
Balanced Total Shareholder Return
Incremental Organic Investment
Incremental Return of Capital

Source: Public filings, Bloomberg, and FactSet. Market data as of 8/13/2018.
(1) Gives effect to previously announced transaction with Ajax Resources, LLC.

5
DIAMONDBACK Energy

Track Record of Disciplined, Accretive Acquisitions

- Disciplined acquisitions and best-in-class operations, integration and execution have driven significant shareholder value



Over First 5+ Years as a Public Company:
76% Annual Production CAGR
~65% Annualized Total Shareholder Return
~30% Cash Flow per Share CAGR
Free Cash Flow positive for 6 quarters
Over 800% Increase in EBITDA / share
ENERGEN ~$9,200mm
Glasscock / Midland $524mm
Reeves / Ward $560mm
NW Martin / Dawson $165mm
Viper Minerals $440mm
Ajax $1,250mm
Brigham $2,550mm
GPOR Interests $221mm
SW Martin $288mm
NW Howard $404mm
$87.77
$67.28
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
-
Acquisitions ($mm)
1000%
900%
800%
700%
600%
500%
400%
300%
200%
100%
0%
EBITDA/Share | WTI ($/Bbl Growth)
Q4 '12
Q4 '13
Q4 '14
Q4 '15
Q4 '16
Q4 '17
Q4 '18
Acquisitions
Adjusted EBITDA/Share
WTI

Diamondback's strategy: acquire and develop assets that generate peer-leading return on, and return of, capital

Source: Company data, public filings, and FactSet. Acquisition prices as of the date announced. Market data as of 8/13/2018.

Note: NW Martin / Viper acquisitions are combined as both transactions were completed in Q3 2013. Cumulative quarterly Adjusted EBITDA/share relative to average quarterly WTI price per barrel since Q4 2012.

6

DIAMONDBACK Energy

Synergy Summary

Primary Synergies

	Annual Value		Total Value[1]			
	Low	High	Low	High	Timing	Implementation
Midland Basin Drilling & Completion Cost	~$150mm	~$220mm	~$1,500mm	~$1,800mm	Begins Q1 2019, fully achieved by early 2020	• $220 / lateral foot of savings today • Implementation of Diamondback best practices • Local sand sourcing for Midland Basin • Purchasing power of pro forma business
General & Administrative	~$30mm	~$40mm	~$270mm	~$330mm	Begins early 2019, fully achieved by early 2020	• 100% Midland based company • One management team • Proven track record of integration
Interest / Cost of Capital	~$25mm	~$50mm	~$250mm	~$490mm	Begins 2019, continues as debt becomes callable and/or matures	• Ability to call and refinance capital structure • Pro forma company transitions to unsecured Balance Sheet and debt instruments
Total	**~$205mm**	**~$310mm**	**~$2,020mm**	**~$2,620mm**		

Secondary Synergies: Up to $1bn

- Delaware D&C savings (up to $50 / lateral foot at today's costs)
- Improved LOE
- High-graded capital allocation
  - Minimal HBP requirements allow for large scale development
- Portfolio high grading and rationalization: "Grow and Prune" strategy
  - Central Basin Platform and select non-core assets
- Overlapping and adjacent acreage
  - Howard, Martin, Ward counties

Other Synergies

- Complementary Permian midstream asset platform
  - More than doubling salt water disposal capacity
- Substantial mineral ownership and drop down inventory
  - 266 owned net royalty acres
  - Significant amount of acreage delivering >75% NRI
  - Estimated company wide ~77% NRI delivering $60-80mm of cash flow related to the >75% NRI at current production

Diamondback expected to deliver ~$2+ bn of primary synergies and up to ~$1bn of secondary synergies

Source: Management and public filings.
(1) Represents PV-10 over the life of Energen's inventory.

7

DIAMONDBACK Energy

US Large Cap Independent Investor Checklist 1 Substantial Economic Inventory Differentiated, Profitable Production Growth Within Cash Flow 2 Best-In-Class Capital Productivity 3 4 Operating Efficiency with Peer-Leading Margins, Returns, and Per Share Growth Pro Forma Investment Grade Balance Sheet Metrics 5 6 Significant Free Cash Flow and Accelerated Capital Returns Combination with Energen accelerates Diamondback’s strategy of delivering sector-leading full cycle shareholder returns 8US Large Cap Independent Investor Checklist 1 Substantial Economic Inventory Differentiated, Profitable Production Growth Within Cash Flow 2 Best-In-Class Capital Productivity 3 4 Operating Efficiency with Peer-Leading Margins, Returns, and Per Share Growth Pro Forma Investment Grade Balance Sheet Metrics 5 6 Significant Free Cash Flow and Accelerated Capital Returns Combination with Energen accelerates Diamondback’s strategy of delivering sector-leading full cycle shareholder returns 8

Substantial Economic Inventory

1 Inventory Expansion | 2 Growth | 3 Capital Productivity | 4 Low-Cost Operations | 5 Balance Sheet | 6 Cash Flow Generation

Midland Basin



Glasscock
0 10 20 mi
Diamondback
Energen
Quinn Ranch

County	Energen Net Acres
Midland	8,300
Andrews	2,300
Glasscock	30,500
Howard	17,200
Martin	26,600
Upton / Reagan	11,400
Other	5,600

Delaware Basin



Loving
0 10 20 mi
Diamondback
Energen

County	Energen Net Acres
Reeves	23,800
Pecos	7,500
Ward	14,700
Loving	15,200
Lea / Eddy	12,700
Other	3,200

Midland Basin		Delaware Basin
209k[(1)]	Pro Forma Net Acres[(1)]	181k
139k	Pro Forma Tier One Acreage (incl. Quinn)[(2)]	127k

Source: Company data and public filings.
(1) Acreage includes 11,000 Quinn Ranch net acres and the pending Ajax transaction.
(2) IRR greater than 50% at $60 WTI in at least one zone.

9

DIAMONDBACK Energy

Substantial Economic Inventory

1 Inventory Expansion | 2 Growth | 3 Capital Productivity | 4 Low-Cost Operations | 5 Balance Sheet | 6 Cash Flow Generation

Net Midland Basin Location by Zone / Lateral[1]

	5,000'+	7,500'+	10,000'+	Total	Avg. Lateral
MS	157	251	310	**718**	*8,100'*
LS	255	380	416	**1,051**	*7,900'*
WCA	204	240	339	**783**	*7,900'*
WCB	189	233	302	**725**	*7,900'*
Other	126	372	342	**840**	*8,100*
Total	**932**	**1,476**	**1,709**	**4,117**	***8,000'***

Net Delaware Basin Locations by Zone / Lateral

	5,000'+	7,500'+	10,000'+	Total	Avg. Lateral
2BS	107	92	97	**296**	*7,300'*
3BS	222	155	163	**540**	*7,100'*
WCA	326	270	249	**845**	*7,100'*
WCB	358	286	306	**951**	*7,400'*
Other	151	73	98	**323**	*6,800*
Total	**1,165**	**877**	**913**	**2,955**	***7,100'***

Midland Basin Premium Zone Spacing Assumptions vs. Peers[2]


FANG
EGN
Peer 1
Peer 2
Middle Spraberry
Lower Spraberry
Wolfcamp A
Wolfcamp B
TOTAL wells/section
28
28
34
38

Delaware Basin Premium Zone Spacing Assumptions vs. Peers[2]


FANG
EGN
Peer 2
Peer 3
2nd Bone Spring
3rd Bone Spring
Upper Wolfcamp A
Lower Wolfcamp A
Wolfcamp B
TOTAL wells/section
20
20
24
29

Similar views on development spacing leads to unparalleled depth of Tier One inventory

Source: *Company data, filings and estimates.*
(1) *Pro forma for the pending Ajax transaction.*
(2) *Midland peers include QEP and PE. Delaware peers include PE and JAG.*

10

DIAMONDBACK Energy

Differentiated, Profitable Production Growth Within Cash Flow

1 Inventory Expansion | 2 Growth | 3 Capital Productivity | 4 Low-Cost Operations | 5 Balance Sheet | 6 Cash Flow Generation

Normalized EBITDA / share Growth vs. Peers (%)



350%
300%
250%
200%
150%
100%
50%
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
DIAMONDBACK 341%
ENERGEN 295%
Peer 1, 252%
Peer 2, 169%
Peer 3, 158%
Peer 4, 133%
Peer 5, 126%

Current Permian Production vs. Peers[(1)(2)] (Mboe/d)



280
260
215
125
108
90
74
67
58
35
33
24
Peer 7
Peer 3
PF DIAMONDBACK
DIAMONDBACK
Peer 6
ENERGEN
Peer 9
Peer 5
Peer 2
Peer 4
Peer 1
Peer 8

Sustainable Peer-leading growth with expanded production profile

Source: Company data and public filings.
Note: EBITDA and production as of reported Q2 2018 figures. Production pro forma for subsequent events, where applicable.
(1) Diamondback current production gives effect to previously announced transaction with Ajax Resources, LLC.. Energen current production excludes CBP.
(2) Peers include: CPE, CDEV, CXO, JAG, LPI, PE, PXD, REN, and WPX.

11

DIAMONDBACK Energy

Best-In-Class Capital Productivity 2 3 4 5 6 1 Inventory Expansion Growth Capital Productivity Low-Cost Operations Balance Sheet Cash Flow Generation Q2 2018 Midland Basin D,C&E Costs Q2 2018 Delaware Basin D,C&E Costs $1,171 $1,121 $1,121 $91 E $999 E $91 E $119 $776 $776 $630 C C $580 E $119 $1,121 C $384 D&C $880 $776 D $450 D $450 D $273 (1) (2) (1) PF PF Falcon Eagle PF Falcon Falcon Eagle PF Falcon Savings / Net Drilled Lateral Savings / Net Drilled Lateral Operated Rigs Lateral Foot Feet / Rig Year Capital Savings Operated Rigs Lateral Foot Feet / Rig Year Capital Savings 5 $223 ~138,000 $150mm 6 $50 ~81,000 $24mm 6 $223 ~138,000 $190mm 7 $50 ~81,000 $28mm 7 $223 ~138,000 $220mm 8 $50 ~81,000 $32mm (3) (3) Total Synergy Value Total Synergy Value Low: $1,500mm Low: $230mm High: $1,800mm High: $280mm *Does not account for increased present value from cycle times *Does not account for increased present value from cycle times or completion optimization Expanded portfolio developed by the Permian’s lowest-cost producer Source: Management and public filings. (1) Energen well costs normalized to include equipment costs as Diamondback accounts for them. 12 (2) Diamondback well costs normalized for ReWard drilling and Energen completion design. (3) Represents PV-10 over the life of Energen’s inventory.Best-In-Class Capital Productivity 2 3 4 5 6 1 Inventory Expansion Growth Capital Productivity Low-Cost Operations Balance Sheet Cash Flow Generation Q2 2018 Midland Basin D,C&E Costs Q2 2018 Delaware Basin D,C&E Costs $1,171 $1,121 $1,121 $91 E $999 E $91 E $119 $776 $776 $630 C C $580 E $119 $1,121 C $384 D&C $880 $776 D $450 D $450 D $273 (1) (2) (1) PF PF Falcon Eagle PF Falcon Falcon Eagle PF Falcon Savings / Net Drilled Lateral Savings / Net Drilled Lateral Operated Rigs Lateral Foot Feet / Rig Year Capital Savings Operated Rigs Lateral Foot Feet / Rig Year Capital Savings 5 $223 ~138,000 $150mm 6 $50 ~81,000 $24mm 6 $223 ~138,000 $190mm 7 $50 ~81,000 $28mm 7 $223 ~138,000 $220mm 8 $50 ~81,000 $32mm (3) (3) Total Synergy Value Total Synergy Value Low: $1,500mm Low: $230mm High: $1,800mm High: $280mm *Does not account for increased present value from cycle times *Does not account for increased present value from cycle times or completion optimization Expanded portfolio developed by the Permian’s lowest-cost producer Source: Management and public filings. (1) Energen well costs normalized to include equipment costs as Diamondback accounts for them. 12 (2) Diamondback well costs normalized for ReWard drilling and Energen completion design. (3) Represents PV-10 over the life of Energen’s inventory.

Operating Efficiency Leads to Peer-Leading Margins, Returns and Per Share Growth

1 Inventory Expansion | 2 Growth | 3 Capital Productivity | **4 Low-Cost Operations** | 5 Balance Sheet | 6 Cash Flow Generation

Cash Cost per Boe[1] vs. Peers[2] ($/boe)

	Low	High
Pro Forma G&A	< $1.00	
Annual Savings	~$30mm	~$40mm
PV-10	~$300mm	~$400mm



$8.69
$8.83
G&A
$0.87
$7.96
$8.96
$10.23
$10.54
$10.82
$10.92
G&A
$1.59
CBP
$1.68
Midland & Delaware
$7.65
$11.13
$12.71
$13.65
$14.72
Peer 5
Peer 4
Peer 6
Peer 1
Peer 3
ENERGEN
Peer 2
Peer 7
Peer 9
Peer 8

Unhedged Recycle Ratio[3] vs. Peers



3.9x
3.1x
2.8x
2.7x
2.3x
2.2x
2.0x
1.8x
1.7x
1.2x
0.5x
Peer 6
Peer 2
ENERGEN
Peer 7
Peer 1
Peer 4
Peer 5
Peer 9
Peer 3
Peer 8

Source: Public filings and FactSet.
(1) Cash costs include Lease Operating Expenses, Gathering and Transportation Expenses, Production Taxes, and Cash G&A.
(2) Peers include: CPE, CDEV, CXO, JAG, LPI, PE, PXD, REN, and WPX.
(3) Recycle Ratio defined as Operating Margin per boe divided by Future Development Costs per boe.

13

DIAMONDBACK Energy

Pro Forma Investment Grade Balance Sheet Metrics

1 Inventory Expansion | 2 Growth | 3 Capital Productivity | 4 Low-Cost Operations | **5 Balance Sheet** | 6 Cash Flow Generation

Improved Metrics and Qualitative Factors

Pro forma financial and operating metrics and qualitative factors significantly improve Diamondback's credit profile

- Enhanced scale and production
- Conservative leverage
- Low cost position and strong profitability

Debt Profile

Maturities Schedule



~$3,178 (1)
$831
$2,347
Diamondback
Diamondback RCF
Energen
Energen RCF
$400
$400
$1,067
$20
$1,047 (1)
$301
$500
$500
$800
$800
$10
$100
Total Debt
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Illustrative Annual Interest Savings		
50 bps	100 bps	150 bps
~$16mm	~$32mm	~$48mm

*Energen has a $2,150mm borrowing base, with $1,250mm committed and $301mm outstanding as of 6/30/2018

*Diamondback has a $2,000mm borrowing base, with $1,000mm committed and $322mm outstanding as of 6/30/2018; $1,047 as adjusted for Ajax acquisition

Net Leverage

1.1x → Continual decrease in Net Leverage with enhanced pro forma Free Cash Flow →

Strengthened Balance Sheet and improved metrics accelerate path to Investment Grade profile

Source: Public filings.
Note: Diamondback debt excludes debt attributable to Viper.
(1) Includes $725mm drawn on revolver to fund cash portion of Ajax acquisition.

14

DIAMONDBACK Energy

Significant Free Cash Flow and Accelerated Capital Returns

1 Inventory Expansion | 2 Growth | 3 Capital Productivity | 4 Low-Cost Operations | 5 Balance Sheet | 6 Cash Flow Generation

- Expect to maintain best-in-class growth within cash flow
  - Sustainable dividend of $0.50 annually ($0.125 paid quarterly) for both Diamondback and Energen shareholders
  - Capital return program expected to grow in 2019
- Portfolio high grading and rationalization provides proceeds for reinvestment or capital return

Capex Spend and Production Growth vs. Peers[(1)]



Boepd Added per $1mm Capex
LTM Capex / OCF (%)
Boepd Added per $1mm Capex
LTM Capex / Operating Cash Flow (%)
40
35
30
25
20
15
10
5
-
200%
180%
160%
140%
120%
100%
80%
60%
37
30
22
22
19
14
12
ENERGEN
DIAMONDBACK
Peer 3
Peer 6
Peer 7
Peer 5
Peer 1

Diamondback Return on Average Capital Employed ("ROACE") Over Time[(2)]



10.8%
8.6%
2.6%
5.7%
7.9%
8.6%
8.8%
9.7%
9.4%
12.3%
13.3%
16.5%
FY 2014
FY 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018

Source: Public Filings, FactSet, and Wall Street Research. (1) Peers include: CPE, CXO, LPI, PE, and PXD. Excludes peers which were not public prior to year-end 2012 (JAG, CDEV, and PE). (2) Return on Average Capital Employed ("ROACE") calculated as consolidated annualized EBIT divided by average total assets for current and prior period less average current liabilities for current and prior period. In this presentation, the Company defines Consolidated EBIT as Consolidated Adjusted EBITDA before depreciation, depletion and amortization. For a definition and reconciliation of Consolidated Adjusted EBITDA, see "Forward Looking Statements" included in this presentation, and filings the Company makes with the SEC, including its form 10-K.

15

DIAMONDBACK Energy

Midstream Assets Provide Additional Scale to Diamondback

Midland Basin


Energen Acreage
Energen Gathering
Quinn Ranch

Delaware Basin


Energen Acreage
Energen Gathering

Fee Stream	DIAMONDBACK	ENERGEN	PF DIAMONDBACK
SWD (Bbl/d)	333,000	411,400	744,400
Fresh Water (Bbl/d)	371,200	various	371,200
Crude Oil (Bbl/d)	40,000	~50,000	90,000
Natural Gas (Mcf/d)	–	–	–
Total (Bbl/d)	**744,200**	**461,400**	**1,205,600**

Fee Stream	DIAMONDBACK	ENERGEN	PF DIAMONDBACK
SWD (Bbl/d)	256,000	553,000	809,000
Fresh Water (Bbl/d)	369,500	various	369,500
Crude Oil (Bbl/d)	176,000	–	176,000
Natural Gas (Mcf/d)	150,000[1]	–	150,000
Total (Bbl/d)	**826,500**	**553,000**	**1,379,500**

Energen's extensive midstream assets will add critical mass for midstream value creation opportunities at Diamondback

Source: Company data and public filings.
(1) Excludes 36,000 Mcf/d compression capacity.

16
DIAMONDBACK Energy

Unrealized Mineral Value Opportunity for Viper Energen Minerals Ownership Delaware Basin Mineral Position Net Net Midland Basin Counties Royalty Acres Delaware Basin Counties Royalty Acres Gaines 27 Lea 3 Glasscock 7 Loving 30 Howard 1 Reeves 71 Martin 25 Ward 55 Reagan 11 Winkler 37 Total Midland 71 Total Delaware 195 · Significant amount of acreage delivering >75% NRI · Estimated company wide ~77% NRI delivering $60-80mm of cash flow related to the >75% NRI at current production Energen Acreage Energen Minerals Viper Midland Basin Mineral Position · Combination with Energen increases inventory of mineral assets · Viper currently trades at 18.1x EV / 2019E EBITDA ◊ Diamondback trades at 7.7x EV / 2019E EBITDA · Diamondback does not expect to hold mineral assets on its balance sheet ◊ Mineral assets likely to be sold to Viper at accretive values over time Energen Acreage Energen Minerals Quinn Ranch Energen holds significant unrealized minerals value, to be highlighted through Diamondback’s affiliation with Viper Source: Management. Market data as of 8/13/2018. 17Unrealized Mineral Value Opportunity for Viper Energen Minerals Ownership Delaware Basin Mineral Position Net Net Midland Basin Counties Royalty Acres Delaware Basin Counties Royalty Acres Gaines 27 Lea 3 Glasscock 7 Loving 30 Howard 1 Reeves 71 Martin 25 Ward 55 Reagan 11 Winkler 37 Total Midland 71 Total Delaware 195 · Significant amount of acreage delivering >75% NRI · Estimated company wide ~77% NRI delivering $60-80mm of cash flow related to the >75% NRI at current production Energen Acreage Energen Minerals Viper Midland Basin Mineral Position · Combination with Energen increases inventory of mineral assets · Viper currently trades at 18.1x EV / 2019E EBITDA ◊ Diamondback trades at 7.7x EV / 2019E EBITDA · Diamondback does not expect to hold mineral assets on its balance sheet ◊ Mineral assets likely to be sold to Viper at accretive values over time Energen Acreage Energen Minerals Quinn Ranch Energen holds significant unrealized minerals value, to be highlighted through Diamondback’s affiliation with Viper Source: Management. Market data as of 8/13/2018. 17

Diamondback and Energen Proactively Addressing Permian Takeaway

Energen

- Energen production supported by Basin-wide flow assurance
- Multi-year term purchasing contracts in place at Midland market prices
  - ~85% of Permian Basin oil production on pipe
- Hedging mitigates exposure to basis differentials
  - ~50,000 Bbls/day of 2019 oil production hedged at ($5.13)/bbl

Diamondback

- Over 92% of current oil production on pipe; continuing to increase
- Volume-weighted average transport cost to Midland market: $1.00 - $1.25/Bbl (ex-Rattler)
- Firm to Midland market on all barrels (ample reserved space on in-basin gathering systems)
- FT agreements cover majority of gross production at fixed discounts to Gulf Cost pricing
- Remainder on term sales priced at Midland market
- Long term: 225,000 bo/d of FT to Gulf Coast markets
  - 100,000 bo/d on EPIC
  - 50,000 bo/d on Gray Oak
- "Wellhead to water" solution



Purchaser
Plains
Gatherer
Reliance
Purchasers
Various
Purchaser
Plains
Gatherer
Nustar
Purchasers
Shell, Koch
Gatherers
Rattler, Enterprise, Plains, Reliance
Purchasers
Trafigura, Oxy, Shell
Purchaser
Plains
Gatherers
Rattler, Oryx
Purchasers
Shell, Others
Diamondback
Energen
Quinn Ranch

Diamondback has diversified exposure to Gulf Coast pricing, with basis hedges protecting Midland-exposed production

18

Low Cost Drilling and Completion Strategic All-Stock Transaction Overhead and Operating Costs Creation of a “Must Own” Large Cap Independent Permian Pure Play High-graded Capital Allocation Best-in-Class Operational Efficiencies Portfolio High-grading and Rationalization Substantial Upside Through Deliverable Synergies and Earnings Potential Cost of Capital Savings Commitment to Delivering Peer-Leading Total Shareholder Returns 19Low Cost Drilling and Completion Strategic All-Stock Transaction Overhead and Operating Costs Creation of a “Must Own” Large Cap Independent Permian Pure Play High-graded Capital Allocation Best-in-Class Operational Efficiencies Portfolio High-grading and Rationalization Substantial Upside Through Deliverable Synergies and Earnings Potential Cost of Capital Savings Commitment to Delivering Peer-Leading Total Shareholder Returns 19

Diamondback Energy Corporate Headquarters Adam Lawlis, Director, Investor Relations 500 West Texas Ave., Suite 1200 (432) 221-7400 Midland, TX 79701 ir@diamondbackenergy.com www.diamondbackenergy.com 20Diamondback Energy Corporate Headquarters Adam Lawlis, Director, Investor Relations 500 West Texas Ave., Suite 1200 (432) 221-7400 Midland, TX 79701 ir@diamondbackenergy.com www.diamondbackenergy.com 20